ACQUISITION	12 Months Ended
Dec. 31, 2021
Majelac Technologies LLC [Member]
ACQUISITION [Abstract]
ACQUISITION
4. ACQUISITION
Majelac Technologies LLC
Pursuant to the terms and conditions of an Asset Purchase Agreement by and among the Company, Majelac Technologies LLC (“Majelac”), and certain other parties, on November 5, 2021 (the “Closing Date”), the Company acquired certain assets and assumed certain liabilities of Majelac, a privately-owned company providing semiconductor chip assembly and packaging capabilities located in Pennsylvania, for $4,632 in cash including $132 in reimbursement for certain recently purchased equipment, and 535,715 shares of Class A common stock, valued at $4,232, issued to Majelac subject to certain restrictions. An additional 59,523 shares of Class A common stock valued at $471 will be issued to Majelac 12 months after the Closing Date less the number of shares of Class A common stock that may be required by the buyer indemnitees to satisfy any unresolved claims for indemnification, if any. The Company also assumed the legal fees of Majelac of $50. Additional purchase price consideration of $500 in cash will be paid 6 months after the Closing date less any amount that may be required by the buyer indemnitees to satisfy any unresolved claims for indemnification, if any. We may pay up to an additional $800 valued at $531 subject to certain future milestones being met. The acquisition brings semiconductor chip assembly and packaging capabilities in-house to secure our supply chain and support scaling commercialization efforts. Prior to the acquisition, Majelac was a vendor of the Company.
The following table summarizes the preliminary purchase price allocation at the acquisition date as follows:
Purchase Price Allocation
Prepaid expenses and other current assets	$ 27
Property and equipment, net	906
Goodwill	9,483
Total	$10,416
The above estimated fair values of consideration transferred, assets acquired and liabilities assumed are provisional and are based on the information that was available as of the acquisition date. The Company believes that information provides a reasonable basis for estimating the fair values of assets acquired and liabilities assumed. Thus, the preliminary measurements of fair value set forth above maybe subject to change. The Company is in the process of finalizing the fair value adjustments. The Company expects to finalize the valuation as soon as practicable but no later than one year from the acquisition date.
Goodwill represents the excess of the consideration transferred over the aggregate fair values of assets acquired and liabilities assumed. The goodwill recorded in connection with this acquisition was based on operating synergies and other benefits expected to result from the combined operations. The goodwill acquired is amortizable for tax purposes over a period of 15 years.
Acquisition-related costs recognized during the year ended December 31, 2021 including transaction costs such as legal, accounting, valuation and other professional services, were $106 and are included in General and administrative on the consolidated statements of operations and comprehensive loss.